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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)            February 9, 2005
                                                      -------------------------


                           Acacia Research Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                   000-26068               95-4405754
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 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation            File Number)          Identification No.)


     500 Newport Center Drive, Newport Beach, CA                 92660
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code            (949) 480-8300
                                                      --------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1         REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 9, 2005, we entered into a Common Stock Purchase Agreement for the sale of 3.5 million shares of Acacia Research-Acacia Technologies common stock at $5.60 per share to a select group of institutional investors including investor funds and accounts affiliated with Apex Capital, LLC. As of the filing of this report, we have closed the sale of 3,497,388 shares of Acacia Research-Acacia Technologies common stock pursuant to the agreement, and we have received a total of $19,585,372.80. We have also granted Apex Capital, LLC standard registration rights for the resale of the stock purchased and held by Apex Capital if Apex Capital is then an affiliate of our company. We offered and sold the stock pursuant to our Form S-3 registration statement declared effective with the Commission on March 17, 2004. No commissions or other broker fees were paid in connection with the offering, and the offering was closed upon consummation of the sale on February 9, 2005.


SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following exhibits are included with this Form 8-K:

       10.1         Common Stock Purchase Agreement


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACACIA RESEARCH CORPORATION,
                                       a Delaware corporation


Date:  February 15, 2005              By:  /s/ Paul R. Ryan
                                           -------------------------------------
                                           Paul R. Ryan,
                                           Chairman and Chief Executive Officer


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